    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 2, 1999
                                                      REGISTRATION NO. 333-14023
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               -------------------

                                PROMUS OPERATING
                                 COMPANY, INC.
                    (FORMERLY NAMED PROMUS HOTEL CORPORATION)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                                           62-1596939
   (STATE OR OTHER JURISDICTION                              (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)


                               755 CROSSOVER LANE
                          MEMPHIS, TENNESSEE 38117-4900
                                 (901) 374-5000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                          ----------------------------
                               PROMUS HOTELS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                                           62-1602678
   (STATE OR OTHER JURISDICTION                              (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)

                               755 CROSSOVER LANE
                          MEMPHIS, TENNESSEE 38117-4900
                                 (901) 374-5000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              PETER H. KESSER, ESQ.
                                 VICE PRESIDENT
                         PROMUS OPERATING COMPANY, INC.
                               755 CROSSOVER LANE
                          MEMPHIS, TENNESSEE 38117-4900
                                 (901) 374-5000
 (NAME, ADDRESS, INCLUDING ZIP CODE, TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                         ------------------------------

 IT IS RESPECTFULLY REQUESTED THAT THE COMMISSION SEND COPIES OF ALL NOTICES, ORDERS AND COMMUNICATIONS TO:

                              JOHN M. NEWELL, ESQ.
                                LATHAM & WATKINS
                        633 WEST FIFTH STREET, SUITE 4000
                           LOS ANGELES, CA 90071-2007
                                 (213) 485-1234
                         ------------------------------

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
================================================================================

                         PROMUS OPERATING COMPANY, INC.
                               PROMUS HOTELS, INC.


                    DEREGISTRATION OF UNSOLD DEBT SECURITIES

         Promus Operating Company, Inc. (formerly named Promus Hotel Corporation), a Delaware corporation ("POC"), and Promus Hotels, Inc., a Delaware corporation ("PHI"), currently have on file with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-14023), declared effective October 22, 1996 (the "Registration Statement"), registering for offer and sale certain debt securities consisting of debentures, notes or other evidence of indebtedness (the "Debt Securities") of PHI. POC and PHI hereby deregister the Debt Securities unsold under the Registration Statement.

                    PROMUS OPERATING COMPANY, INC. SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, Promus Operating Company, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, Tennessee, on February 2, 1999.

                                         PROMUS OPERATING COMPANY, INC.



                                         By: /s/ Peter H. Kesser
                                             ---------------------------
                                             Peter H. Kesser
                                             Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons on the dates and in the capacities indicated.

                   Signature                  Title                       Date
                   ---------                  -----                       ----
/s/ Norman P. Blake, Jr.           Chairman of the Board,            February 2, 1999
-------------------------------    President and Chief
Norman P. Blake, Jr.               Executive Officer


/s/ Thomas L. Keltner              Director, Executive Vice          February 2, 1999
-------------------------------    President and Chief
Thomas L. Keltner                  Development Officer


/s/ Dan L. Hale                    Executive Vice President          February 2, 1999
-------------------------------    and Chief Financial Officer
Dan L. Hale


/s/ Richard L. Trueblood           Senior Vice President and         February 2, 1999
-------------------------------    Controller
Richard L. Trueblood

                         PROMUS HOTELS, INC. SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, Promus Hotels, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, Tennessee, on February 2, 1999.

                                         PROMUS HOTELS, INC.



                                         By: /s/ Peter H. Kesser
                                             ---------------------------
                                             Peter H. Kesser
                                             Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons on the dates and in the capacities indicated.

                   Signature                  Title                       Date
                   ---------                  -----                       ----
/s/ Norman P. Blake, Jr.           Chairman of the Board,            February 2, 1999
-------------------------------    President and Chief
Norman P. Blake, Jr.               Executive Officer


/s/ Thomas L. Keltner              Director, Executive Vice          February 2, 1999
-------------------------------    President and Chief
Thomas L. Keltner                  Development Officer


/s/ Dan L. Hale                    Executive Vice President          February 2, 1999
-------------------------------    and Chief Financial Officer
Dan L. Hale


/s/ Richard L. Trueblood           Senior Vice President and         February 2, 1999
-------------------------------    Controller
Richard L. Trueblood





                                       S-2